UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 25, 2004

US Airways Group, Inc.
(Debtor-in-Possession)
(Commission file number: 1-8444)

and

US Airways, Inc.
(Debtor-in-Possession)
(Commission file number 1-8442)

(Exact Names of Registrants as specified in their charters)

Delaware                        US Airways Group, Inc.  54-1194634
(State of Incorporation US Airways, Inc. 53-0218143
of both registrants)           (I.R.S. Employer Identification Nos.)

2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrants' telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors;
                     Appointment of Principal Officers

     On October 25, 2004, US Airways Group, Inc. announced the election of George M. Philip to its Board of Directors (the Board). Mr. Philip will fill the Board seat held by a director designated by the Retirement Systems of Alabama Holdings, LLC. Mr. Philip has served as the executive director of the New York State Teachers' Retirement System since 1995. He has been with the public pension fund since 1971 and is one of the country's leading public pension executives. The New York State Teachers' Retirement System manages a portfolio of more than $59 billion in equity and fixed income investments for more than 375,000 public school educators in New York. Mr. Philip holds a bachelor of arts and masters of arts degree from the State University of New York at Albany, and a J.D. degree from the Western New England College School of Law. The Board has not yet determined to which Board committees Mr. Philip will be appointed.

     Additionally, on October 25, 2004, the Board named Ronald E. Stanley, age 57, as Chief Financial Officer of US Airways Group, Inc. and US Airways, Inc., replacing David M. Davis, who resigned. Mr. Stanley previously was chief operating officer and director, HSBC Equator until March 2002. He also held several key positions at the Royal Bank of Canada, including general manager, Europe, Middle East and Africa.

     Mr. Stanley, who was appointed to the Board in May 2004, will retain his seat but will no longer serve as Chairman of the Audit Committee. The Company provided an offer letter to Mr. Stanley on October 27, 2004, under which Mr. Stanley is to begin serving as the Executive Vice President, Finance and Chief Financial Officer as soon as possible. The offer letter provides for an annual salary of $317,475. In addition, Mr. Stanley is eligible for benefits under the long-term incentive plan and the annual incentive compensation plan. The offer letter grants Mr. Stanley a signing bonus of six monthly payments of $16,667, which must be repaid pro rata if he resigns during his first year of employment.

     Please see the copy of the Company's press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 8.01     Other Events

     On October 26, 2004, U.S. Bankruptcy Judge Stephen S. Mitchell approved the modifications to the collective bargaining agreements with the Air Line Pilots Association, International (ALPA) and certain groups within the Transport Workers Union (TWU), as previously ratified by the respective labor groups. The TWU agreement has an effective date of October 1, 2004 and the ALPA agreement has an effective date of October 15, 2004, the date of the Court's interim relief order for the Company's other collective bargaining agreements.

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group (the Company) with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company to maintain adequate liquidity; the ability of the Company to absorb escalating fuel costs; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the Company's liquidity or results of operations; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Designation                   Description
------------                    -----------------
99                   News release dated October 25, 2004 of US Airways Group, Inc.
                       and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                             US Airways Group, Inc. (REGISTRANT)

Date: October 29, 2004                      By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)

                                                             US Airways, Inc. (REGISTRANT)

Date: October 29, 2004                      By:   /s/ Anita P. Beier
                                                              Anita P. Beier
                                                              Senior Vice President-Finance and Controller
                                                              (Chief Accounting Officer)